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                                                                Exhibit 10.46

                                AMENDMENT NO. 1

                                       TO

                            INFOSEEK/NYNEX AGREEMENT

The Infoseek/NYNEX Agreement ("Agreement") by and between InfoSeek Corporation, a corporation duly organized under the laws of California, with its principal place of business at 2620 Augustine Drive, #250, Santa Clara, California 95054, hereinafter referred to as "InfoSeek", and NYNEX Information Technologies Company, a corporation organized under the laws of the State of Delaware, with its principal place of business at 35 Village Road, Middleton, MA 09149, hereinafter referred to as "NYNEX", executed by InfoSeek and NYNEX on March 29, 1996 is hereby amended, as of May 10, 1996, by this Amendment No. 1.

1. The portion of Section 5 of the Agreement preceding the last paragraph thereof is hereby changed to read as follows:

"In consideration of the services provided under this Agreement, NYNEX agrees to pay to Infoseek the following charges:

[*]
[*]
[*]
[*]

For the purposes of this Section 5, "Q1/96" shall mean May 10, 1996 through August 9, 1996, "Q2/96" shall mean August 10, 1996 through November 9, 1996, "Q3/96" shall mean November 10, 1996 through February 9, 1997, and "Q1/97" shall mean February 10, 1997 through May 9, 1997.

The payment of such charges will be made to Infoseek on a monthly basis in accordance with the following schedule:

Payment #1   -   [*]
Payment #2   -   [*]
Payment #3   -   [*]
Payment #4   -   [*]
Payment #5   -   [*]
Payment #6   -   [*]
Payment #7   -   [*]
Payment #8   -   [*]
Payment #9   -   [*]
Payment #10  -   [*]
Payment #11  -   [*]
Payment #12  -   [*]


Total of above payments for the period from [*]



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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If during any quarter of this Agreement, the [*] (i.e. search pages, search results pages and browse pages delivered) resulting in the display of the Icon ("Information Requests"), then Infoseek [*] to Infoseek for such quarter [*].

2. The first sentence of Section 6 of the Agreement is hereby changed to read as follows:

"This Agreement shall be effective on the date this Agreement becomes fully executed by the parties ("Effective Date") and shall continue in force for an initial term ending May 9, 1997."

3. Section A of Attachment I to the Agreement is hereby changed to read as follows:

"Commencement Date of Icon Placement: May 10, 1996 unless otherwise agreed upon Commencement Date of Guide Icon Placement: May 10, 1996 unless otherwise agreed upon"

The parties hereto agree that the terms and provisions of the Agreement as amended hereby shall remain in full force and effect. The effective date of this Amendment No. 1 shall be the date this Amendment No. 1 becomes fully executed by both parties.

The parties have duly executed this Agreement as of the later of the two (2) dates set forth below.

ACCEPTED FOR INFOSEEK CORPORATION       ACCEPTED FOR NYNEX INFORMATION
                                        TECHNOLOGIES COMPANY


By: /s/ Robert E.L. Johnson III         By: /s/ Matthew J. Stover
   --------------------------------        --------------------------------
        Authorized Signature                    Authorized Signature

Print Name: Robert E.L. Johnson III     Print Name: Matthew J. Stover
           ------------------------                ------------------------

Title: CEO & President                  Title: Chairman of the Board
      -----------------------------           -----------------------------

Date: June 12, 1996                     Date: 14 May 1996
     ------------------------------          ------------------------------



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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